                                  EXHIBIT 24

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-4 of Epitope, Inc., relating to a distribution of shares of a new class of common stock, no par value per share, designated Agritope Common Stock, and any and all amendments (including post-effective amendments) to the registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective November 5, 1996.


          Name                                      Title
          ----                                      -----


/s/Roger L. Pringle                                 Director
Roger L. Pringle

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-4 of Epitope, Inc., relating to a distribution of shares of a new class of common stock, no par value per share, designated Agritope Common Stock, and any and all amendments (including post-effective amendments) to the registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective November 5, 1996.


          Name                                      Title
          ----                                      -----


/s/Richard K. Donahue                               Director
Richard K. Donahue

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-4 of Epitope, Inc., relating to a distribution of shares of a new class of common stock, no par value per share, designated Agritope Common Stock, and any and all amendments (including post-effective amendments) to the registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective November 5, 1996.


          Name                                      Title
          ----                                      -----


/s/Margaret H. Jordan                               Director
Margaret H. Jordan

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-4 of Epitope, Inc., relating to a distribution of shares of a new class of common stock, no par value per share, designated Agritope Common Stock, and any and all amendments (including post-effective amendments) to the registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective November 5, 1996.


          Name                                      Title
          ----                                      -----


/s/R. Douglas Norby                                 Director
R. Douglas Norby

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-4 of Epitope, Inc., relating to a distribution of shares of a new class of common stock, no par value per share, designated Agritope Common Stock, and any and all amendments (including post-effective amendments) to the registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective November 5, 1996.


          Name                                      Title
          ----                                      -----


/s/ Michael J. Paxton                               Director
Michael J. Paxton

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-4 of Epitope, Inc., relating to a distribution of shares of a new class of common stock, no par value per share, designated Agritope Common Stock, and any and all amendments (including post-effective amendments) to the registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective November 5, 1996.


          Name                                      Title
          ----                                      -----


/s/G. Patrick Sheaffer                              Director
G. Patrick Sheaffer

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-4 of Epitope, Inc., relating to a distribution of shares of a new class of common stock, no par value per share, designated Agritope Common Stock, and any and all amendments (including post-effective amendments) to the registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective November 5, 1996.


          Name                          Title
          ----                          -----


/s/Adolph J. Ferro, Ph.D.               President, Chief Executive
Adolph J. Ferro, Ph.D.                  Officer, and Director
                                        (Principal executive officer)



/s/Gilbert N. Miller                    Executive Vice-President,
Gilbert N. Miller                       Chief Financial Officer, and
Treasurer
                                        (Principal financial officer)


/s/Terry J. Paulsen                     Accounting Manager
Terry J. Paulsen                        (Principal accounting officer)


/s/Andrew S. Goldstein                  Director
Andrew S. Goldstein
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